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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Kerr-McGee Corporation of our report dated February 26, 1999 appearing in Kerr-McGee Corporation Annual Report on Form 10-K and relating to the consolidated financial statements of Oryx Energy Company, which financial statements are not separately presented therein.



                                        PricewaterhouseCoopers LLP







Dallas, Texas
June 13, 2000